UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 11, 2015

Date of Report (Date of earliest event
reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 Hills Drive, 3rd Floor

Bedminster, NJ 07921

(Address of principal executive offices)

(908) 450-5300

(Registrant’s telephone number, including
area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement

On January 11, 2015, NPS Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Shire Pharmaceutical Holdings Ireland Limited, a company incorporated in Ireland and a wholly owned subsidiary of Shire plc (“Parent”), Knight Newco 2, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Subsidiary”), and, solely for purposes of Section 12.14 of the Merger Agreement, Shire plc, a company incorporated in Jersey (“Parent Holdco” or “Shire”), pursuant to which, among other things, Merger Subsidiary will commence a cash tender offer (the “Offer”) for all of the outstanding shares (collectively, the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”), upon the terms and subject to the conditions of the Merger Agreement.

The Company’s board of directors (the “Board”) has unanimously determined that the Merger Agreement and the transactions contemplated therein are in the best interests of the Company’s stockholders and approved, adopted and declared advisable the Merger Agreement and the transactions contemplated therein.  The Board intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 with the United States Securities and Exchange Commission (the “SEC”) recommending acceptance of the Offer by the Company’s stockholders.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Parent has agreed to cause Merger Subsidiary to commence a cash tender offer (as promptly as practicable, but in no event later than January 26, 2015) for all of the Shares at a purchase price of $46.00 per Share (the “Offer Price”), without interest, net to the seller in cash.  The Offer will be scheduled to expire on the 20th business day following the commencement of the Offer unless extended in accordance with the terms of the Merger Agreement and applicable law. As soon as practicable following the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Subsidiary will merge with and into the Company (the “Merger”) pursuant to the provisions of section 251(h) of the Delaware General Corporation Law (the “DGCL”), with no stockholder vote required to consummate the Merger, and the Company will survive as a wholly owned subsidiary of Parent.

At the effective time of the Merger, any Shares not purchased pursuant to the Offer (other than Shares owned by stockholders who are entitled to demand and properly demand appraisal rights in accordance with Section 262 of the DGCL and who have otherwise complied with all applicable provisions of Section 262 of the DGCL, and Shares owned by the Company or held by the Company as treasury stock (other than Shares in a company benefit plan)) will be automatically converted into the right to receive cash in an amount equal to the Offer Price. At the Acceptance Date (as defined in the Merger Agreement), each outstanding option to purchase shares of Company Common Stock (each, a “Company Stock Option”) granted under Company’s equity plans that is outstanding and unexercised, whether vested or unvested, will be cancelled, and each holder thereof shall receive a single lump sum cash payment, subject to any applicable withholding tax, without interest, equal to the product obtained by multiplying (i) the total number of shares of Company Common Stock previously subject to such Company Stock Option and (ii) the excess, if any, of the Offer Price over the exercise price per share of Company Common Stock previously subject to such Company Stock Option. Company restricted stock units, whether vested or unvested, will also be cashed out at the Offer Price in accordance with the terms of the Merger Agreement.

The Merger Agreement contains representations, warranties and covenants of the parties customary for transactions of this type.  Until the earlier of the termination of the Merger Agreement and the consummation of the Merger, the Company has agreed to operate its business and the business of its subsidiaries in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement.  The Company has agreed not to solicit alternative acquisition proposals.  However, the Company may, subject to the terms and conditions set forth in the Merger Agreement, furnish information to, and engage in discussions and negotiations with, a third party that makes an unsolicited acquisition proposal that the Board reasonably believes is or could reasonably be expected to lead to a superior proposal.  Under certain circumstances and upon compliance with certain notice and other specified conditions set forth in the Merger Agreement, the Company may terminate the Merger Agreement to accept a superior proposal.  The Merger Agreement contains certain termination rights for both Parent and the Company and further provides that, upon termination of the Merger Agreement under certain circumstances relating to competing acquisition proposals, including if the Company terminates the Merger Agreement to accept a superior proposal, or where the Board changes its recommendation in favor of the transaction, the Company may be required to pay Parent a termination fee of $155,939,696.  Each party also has rights to specific performance as set forth in the Merger Agreement.  Parent Holdco has guaranteed the performance by Parent and Merger Subsidiary of their obligations under the Merger Agreement.

Consummation of the Offer is subject to customary closing conditions, each as set forth in the Merger Agreement, including, among others, the expiration or termination of the applicable waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the absence of any event, occurrence, revelation or development of a state of circumstances or facts since the date of the Merger Agreement which has had or would reasonably be expected to have, a material adverse effect on the Company.  In addition, it is also a condition to the consummation of the Offer that the number of Shares validly tendered and not withdrawn in accordance with the terms of the Offer, together with the Shares, if any, then owned by Parent and its subsidiaries, represents at least a majority of the outstanding Shares as of the expiration date of the Offer.  Neither the Offer nor the Merger is subject to a financing condition.

The representations, warranties and covenants contained in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by matters specifically disclosed in reports filed by the Company with the SEC prior to the date of the Merger Agreement and confidential disclosures made by the parties in connection with the Merger Agreement negotiations; (iii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors; (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement; and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Subsidiary or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of the NPS Pharmaceuticals, Inc. Change in Control Severance Pay Plan

On January 11, 2015, the Board adopted the amended and restated NPS Pharmaceuticals, Inc. Change in Control Severance Pay Plan (the “Plan”), which applies to each full-time employee of the Company and each other employee (including probationary and fixed term employees) primarily providing services outside the United States. The Plan covers each of the Company’s executive officers and provides them with severance payments and benefits materially consistent with those provided under the Company’s previous plan. The Plan provides that if a participant’s employment is terminated within a specified time period, ranging from twelve to twenty-four months, following a “change in control,” (which includes consummation of the Offer), either by the Company without “Cause” (as defined in the Plan) or by the participant following eligible employee’s job prospects being “Materially Altered” (as defined in the Plan and described below), the employee will be entitled to receive:

•                  A lump sum cash payment in an amount equal to a multiple of the employee’s annual base salary and, in the case of certain employees, the employee’s target short-term incentive, which multiple is 2 for the CEO and 1.5 for the Company’s other executive officers;

•                  A lump sum cash payment in an amount equal to the employee’s short-term incentive target pro-rated for the year in which the severance event occurs;

•                  Reimbursement for the total premium cost for medical and dental benefits under COBRA for the severance period or until such employee secures other benefits, whichever occurs first; and

•                  Outplacement counseling services for a period between 3 and 12 months.

The provision of payments and benefits described above is conditioned upon the participant’s execution of a release of claims against the Company in a timely manner.  In the case of employees outside of the United States, the execution of such a release will not be a condition to the provision of payments and benefits if prohibited under applicable law.  The severance benefits paid to an employee under the Plan may be reduced by the Company to the extent necessary to avoid the imposition of an excise tax under Section 4999 of the Internal Revenue Code, but only if the reduction does not result in a lesser after-tax benefit to the employee.

For the purposes of the Plan, “Materially Altered” or “Material Alteration” generally means: (i) a material diminution in the covered employee’s base compensation or target incentive opportunity, (ii) a material change in the geographical location at which the covered employee must perform his or her duties as an employee of the Company, or (iii) in the case of employees above a certain grade level, a material reduction in the covered employee’s authority, duties or responsibilities.  The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting of the Board held on January 11, 2015, the Board amended the Bylaws of the Company by adopting a new Section 14.1, which reads in its entirety as follows:

ARTICLE 14 FORUM; Section 14.1. Forum for Adjudication of Certain Disputes. Unless the corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder, employee or agent of the corporation to the corporation or the corporation’s stockholders, (iii) any action asserting a claim against the corporation or any director, officer, stockholder, employee or agent of the corporation arising out of or relating to any provision of the General Corporation Law of Delaware or the corporation’s Certificate of Incorporation or Bylaws, or (iv) any action asserting a claim against the corporation or any director, officer, stockholder, employee or agent of the corporation governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section 14.1 of these Bylaws. The existence of any prior Alternative Forum Consent shall not act as a waiver of the corporation’s ongoing consent right as set forth above in this Section 14.1 of these Bylaws with respect to any current or future actions or claims.

Item 8.01. Other Events.

On January 11, 2015, the Company and Shire issued a joint press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein, announcing the execution of the Merger Agreement.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements.  These forward-looking statements include, without limitation, statements with respect to the Offer and related transactions, including the benefits expected from the acquisition and the expected timing of the completion of the transaction. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate,” “predict,” “intend,” “potential” or “continue” or the negative of these terms or other words of similar import, although some forward-looking statements are expressed differently.  These statements reflect our current views concerning future events and are based on a number of assumptions that could ultimately prove inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: the timing of the filings and approvals relating to the transaction and the expected timing of the completion of the transaction; uncertainties as to the percentage of the Company’s stockholders tendering their shares of Company common stock in the Offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction that may result in a termination of the merger agreement; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, vendors and other business partners; the risk that stockholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; and other risks and uncertainties discussed in the Company’s filings with the SEC, including the “Risk Factors” sections of the Company’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, as well as the tender offer documents to be filed by a subsidiary of Shire, and the Solicitation/Recommendation Statement to be filed by the Company.  These risks and uncertainties and other factors, individually or in the aggregate, could cause actual results and events to differ materially from those referred to in the forward-looking statements.  The Company undertakes no obligation to update or revise any such forward-looking statements.

IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS

The Offer described in this document has not commenced.  This document does not constitute an offer to buy or a solicitation of an offer to sell any securities.  On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the SEC by a subsidiary of Shire, and a Solicitation/Recommendation Statement on Schedule 14D-9 will be filed with the SEC by the Company.  The Offer will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO.  INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These materials will be sent free of charge to Company stockholders when available, and may also be obtained by contacting the Company’s Investor Relations Department at NPS Pharmaceuticals, 550 Hills Drive #310, Bedminster Township, NJ 07921, telephone number (908) 450-5300 or from the Company’s website, www.npsp.com.

In addition, all of these materials (and all other tender offer documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1             Agreement and Plan of Merger, dated as of January 11, 2015, among NPS Pharmaceuticals, Inc., Shire Pharmaceutical Holdings Ireland Limited, Knight Newco 2, Inc. and Shire plc.*

3.2             Amended and Restated Bylaws of NPS Pharmaceuticals, Inc.

10.1      Change in Control Severance Pay Plan, as amended on January 11, 2015.

99.1      Joint Press Release issued by NPS Pharmaceuticals, Inc. and Shire plc, dated January 11, 2015.

*                       The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2015	NPS PHARMACEUTICALS, INC.

	By:	/s/ Christine Mikail
Christine Mikail
Senior Vice President, Legal Affairs, General
Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 11, 2015, among NPS Pharmaceuticals, Inc., Shire Pharmaceutical Holdings Ireland Limited, Knight Newco 2, Inc. and Shire plc.*

3.2	Amended and Restated Bylaws of NPS Pharmaceuticals, Inc.

10.1	Change in Control Severance Pay Plan, as amended on January 11, 2015.

99.1	Joint Press Release issued by NPS Pharmaceuticals, Inc. and Shire plc, dated January 11, 2015.

*

The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.